All Rights Reserved eLandia 2008 | November 13, 2008 | 1 Pete R. Pizarro Chairman and CEO, eLandia Group

All Rights Reserved eLandia 2008 | November 13, 2008 | 2
Safe Harbor
Statements expressed during this event may constitute "forward-
looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995. eLandia’s actual results may differ materially from those set forth in the forward-looking statements due to a number of risks, uncertainties and other factors, as discussed in
eLandia’s filings with the SEC. These factors include, without limitation, eLandia's ability to obtain funding for its business plans, uncertainty in the demand for eLandia's services or products and
eLandia's ability to manage its growth. eLandia does not assume any obligation to update these forward-looking statements.

All Rights Reserved eLandia 2008 | November 13, 2008 | 3 MOST COMPREHENSIVE EMERGING MARKETS WE ARE BUILDING THE TECHNOLOGY ENABLER FOR

All Rights Reserved eLandia 2008 | November 13, 2008 | 4
Recent History
LATIN AMERICA
2007–2008
214%
CAGR
2004–2008
17
COUNTRIES
1,300
EMPLOYEES
3,000
ENTERPRISE
CUSTOMERS
STRONG
BALANCE
SHEET
SOUTH PACIFIC
2004–2007

All Rights Reserved eLandia 2008 | November 13, 2008 | 5 Our Roadmap Emerging Market Opportunity High-Growth Business Model Differentiators

All Rights Reserved eLandia 2008 | November 13, 2008 | 7
Macroeconomic Factors
“First time in the last 40 years that top Latin American
countries grow steadily and simultaneously”—World Bank
OPTIMISTIC GROWTH FORECAST
GDP  3.2% (2009)
GDP  3% to 4% (2010-2012)
PER CAPITA INCOME  >5% (2008-2010)
REGION  RESILIENCE
CONTINUED GROWTH SINCE 2004
LOW RISK
LATIN AMERICAN IS ONE OF THE LOWEST
BUSINESS RISK REGIONS IN WORLD
WORKING POPULATION
190 MILLION BY 2010
*Sources:  IMF,  WEF, Wall Street Journal,  Merrill Lynch. September-October 2008

All Rights Reserved eLandia 2008 | November 13, 2008 | 8
Growth Indicators in Latin America
INCREASE OF BROADBAND SUBSCRIBERS
2.7 MILLION (2003)  TO 19.4 MILLION (2007)
ICT - FASTEST GROWING REGION IN WORLD
7.8% FROM 2006 TO 2010
ICT EXPENDITURE:
5.3% OF GDP
SKILL GAP
51,000 PEOPLE
*Sources: IMF,  WEF,  September-October 2008

All Rights Reserved eLandia 2008 | November 13, 2008 | 9

All Rights Reserved eLandia 2008 | November 13, 2008 | 10 To provide innovative technology solutions that ENABLE emerging markets to COMPETE in the global economy OUR MISSION:

All Rights Reserved eLandia 2008 | November 13, 2008 | 11
20
REGIONAL OFFICES
16
COUNTRIES
1,140
FULL TIME EMPLOYEES
Desca
Venezuela
Argentina
Colombia
Costa Rica
México
Ecuador
Miami
Panamá
Peru
Guatemala
El Salvador
Trinidad & Tobago
Datec
FIJI
American Samoa
Papua New Guinea
Technology Integration Services
IP BASED
SERVICES
MANAGED
SERVICES
NETWORK
PLATFORM

All Rights Reserved eLandia 2008 | November 13, 2008 | 12
10
REGIONAL OFFICES
10
COUNTRIES
250
FULL TIME EMPLOYEES
AND  INSTRUCTORS
Education Services
CTT
Venezuela
Argentina
Brazil
México
Colombia
Costa Rica
Miami
Perú
Ecuador
Bolivia
Career
Curriculums
Experiential
Development
On-Line
Community
Professional
Network
Community
Mentorship
Guaranteed
Interviews
Education
Associates
Network
CTT
Education Services

All Rights Reserved eLandia 2008 | November 13, 2008 | 13
Imergium Presence
Colombia 2009
Chile 2009
Peru 2010
Argentina 2011
Brazil 2011
Mexico 2012
Panama 2012
South Pacific
Blue Sky—American
Samoa Telecom
Hawaii / American
Samoa Cable System
Infrastructure Services
Infrastructure  Services
Enables IT solutions as a service
Offers an alternative to hardware and
software investment
Applies Virtualization technologies
Leverages our expertise
Creates new business efficiencies
7
REGIONAL OFFICES
7
COUNTRIES
125
EMPLOYEES  (2010)

All Rights Reserved eLandia 2008 | November 13, 2008 | 14

All Rights Reserved eLandia 2008 | November 13, 2008 | 15 Harley Rollins III CFO, eLandia Group

All Rights Reserved eLandia 2008 | November 13, 2008 | 17
$40M
ADDITIONAL FINANCING WITH
STANFORD INTERNATIONAL
BANK LIMITED
YTD REVENUE
$130M
Q3 Revenue
$54M
QoQ GROWTH
58%
81%
IMPROVEMENT OVER Q2
$(2.3)M
Q3 EBITDAIN ASSETS
$221M
$51M
IN CASH
Financial Highlights

All Rights Reserved eLandia 2008 | November 13, 2008 | 18
2008 Revenues
46%
51%
3%
SERVICES
PRODUCTS
TELECOM
SERVICE BY 2012
23%
77%
SOUTH PACIFIC
LATIN AMERICA
REGION
5%
17%
8%
70%
AST
DATEC
CTT*
DESCA
SUBSIDIARY
26%
69%
5%
SERVICES
PRODUCTS
TELECOM
SERVICE BY 2008
*Note: CTT is pro forma
for 2008

All Rights Reserved eLandia 2008 | November 13, 2008 | 19 Projected Revenues Organic Growth 369 48 86 205 2 8 MILLIONS

All Rights Reserved eLandia 2008 | November 13, 2008 | 21
eLandia Group Management Team
PETE R. PIZARRO,
CHAIRMAN AND CEO: ELANDIA
TELEFONICA, ESAVIO, NETSOL, KPMG
HARLEY ROLLINS III,
CFO: ELANDIA
ELANDIA, TCS, DELOITTE AND TOUCHE
JORGE ALVARADO,
PRESIDENT AND GM: DESCA
FOUNDER DESCA 1995, CISCO
HERMAN GOMEZ,
PRESIDENT AND GM: CTT
FOUNDER CTT 1990, FIRST CISCO EDUCATION PARTNER LATAM
ADOLFO MONTENEGRO, VP SOUTH PACIFIC
TELEFONICA, LUCENT, ATT
JAVIER RODRIGUEZ,
VP MARKETING AND COMMUNICATIONS: ELANDIA
TERREMARK, TELEFONICA, FOUNDER NETSOL
OSCAR COEN,
VP BUSINESS DEVELOPMENT: ELANDIA
TELEFONICA, MICROSOFT, YUPI

All Rights Reserved eLandia 2008 | November 13, 2008 | 22 CAGR (2008) 214 % Countries 17 Employees 1,300 Enterprise Customers 3,000 Combined Years in Business in Emerging Markets 50+

All Rights Reserved eLandia 2008 | November 13, 2008 | 23 MOST COMPREHENSIVE EMERGING MARKETS WE ARE BUILDING THE TECHNOLOGY ENABLER FOR